UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 4, 2024

AtriCure, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7555 Innovation Way, Mason OH 45040
(Address of Principal Executive Offices, and Zip Code)
(513) 755-4100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	ATRC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective January 4, 2024 the Board of Directors (the “Board”) of AtriCure, Inc. (the “Company”) elected Shlomi Nachman to serve as a director until the next Annual Meeting of Stockholders. Mr. Nachman is an independent director in accordance with guidelines that the Company has adopted, which also comply with the listing standards set forth by The NASDAQ Stock Market.
Mr. Nachman has over 25 years of experience in the medical device industry and is currently on the board of several private medical device companies, as well as the Arnold and Mable Beckman Foundation, a foundation focused on supporting research in chemistry and life sciences. Mr. Nachman has held senior operating roles at Johnson & Johnson, where he was the Company Group Chairman of Cardiovascular and Specialty Solutions and Vision Groups within Johnson & Johnson’s Medical Devices business from 2013 through 2023. He was a member of the Johnson & Johnson Medical Devices Group Operating Committee and led a diverse portfolio of six medical device businesses including Electrophysiology, Neurovascular Intervention, Ear, Nose & Throat, Breast Aesthetics, Optometry and Ophthalmology. Prior to that, Mr. Nachman served in various roles with increased scope and responsibilities, including Worldwide President of Biosense Webster and Cordis.
There is no arrangement or understanding between Mr. Nachman and any other person pursuant to which he was elected as a director of the Company, and there have been no transactions nor are there any proposed transactions between the Company and Mr. Nachman that would require disclosure pursuant to Item 404(a) of Regulation S-K. Mr. Nachman will receive compensation for his service as a director in accordance with the Company’s compensation policies for non-employee directors as described in the Company’s proxy materials for its 2023 Annual Meeting of Stockholders.
A copy of the press release announcing Mr. Nachman’s election is furnished as Exhibit 99.1.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

No.	Description
99.1	Press Release dated January 4, 2024
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated:	January 4, 2024	By:	/s/ Angela L. Wirick
Angela L. Wirick
Chief Financial Officer